UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
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[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a-12
COSTAR GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Your **Vote** Counts!

COSTAR GROUP, INC.

2022 Annual Meeting
Vote by June 8, 2022
11:59 PM EDT

COSTAR GROUP, INC.
1331 L STREET, NW
WASHINGTON, DC 20005
ATTN: GENE BOXER

D83838-P71832

You invested in COSTAR GROUP, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 9, 2022.**

Get informed before you vote

View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) if requested prior to May 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 9, 2022
10:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/CSGP2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
Company Proposals	
1. Proposal for the election of directors.	
Nominees:	
1a. Michael R. Klein	For
1b. Andrew C. Florance	For
1c. Laura Cox Kaplan	For
1d. Michael J. Glosserman	For
1e. John W. Hill	For
1f. Robert W. Musslewhite	For
1g. Christopher J. Nassetta	For
1h. Louise S. Sams	For
2. Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2022.	For
3. Proposal to approve, on an advisory basis, the Company's executive compensation.	For
Stockholder Proposal	
4. Stockholder proposal regarding stockholder right to call a special meeting, if properly presented.	Against

NOTE: I authorize the proxies to vote according to their discretion on any other matters that are properly presented before the Annual Meeting or any adjournment or postponement thereof.

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D83839-P71832